AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 25, 1999
                                                    REGISTRATION NO. 333-63019
===========================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                       POST EFFECTIVE AMENDMENT NO. 1
                                ON FORM S-8
                                     TO
                                  FORM S-4


                        REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933

                    -----------------------------------
                             ALBERTSON'S, INC.
           (Exact name of registrant as specified in its charter)



         DELAWARE                                          82-0184434
     (State or other                                    (I.R.S. Employer
     jurisdiction of                                 Identification Number)
     incorporation or
      organization)
                        250 PARKCENTER BLVD. BOX 20
                             BOISE, IDAHO 83726
                          (Address of registrant's
                        principal executive offices)

      ALBERTSON'S AMENDED AND RESTATED 1995 STOCK-BASED INCENTIVE PLAN
       AMERICAN STORES COMPANY 1997 STOCK OPTION AND STOCK AWARD PLAN
      AMERICAN STORES COMPANY 1997A STOCK OPTION AND STOCK AWARD PLAN
     AMERICAN STORES COMPANY 1997 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS AMERICAN STORES COMPANY AMENDED AND RESTATED 1989 STOCK OPTION AND
                              STOCK AWARD PLAN
                AMERICAN STORES COMPANY AMENDED AND RESTATED
                   1985 STOCK OPTION AND STOCK AWARD PLAN
                     AMERICAN STORES RETIREMENT ESTATES

                           THOMAS R. SALDIN, ESQ.
                EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                             ALBERTSON'S, INC.
                          250 PARKCENTER BOULEVARD
                                P.O. BOX 20
                             BOISE, IDAHO 83726
                               (208) 395-6300
         (Name, address, and telephone number of agent for service)




                      CALCULATION OF REGISTRATION FEE

------------------------------------------ -------------------- ----------------- ----------------- ---------------------
                                                                PROPOSED MAXIMUM   PROPOSED MAXIMUM
           TITLE OF SECURITIES                AMOUNT TO BE       OFFERING PRICE       AGGREGATE          AMOUNT OF
            TO BE REGISTERED                 REGISTERED (1)        PER SHARE        OFFERING PRICE    REGISTRATION FEE
------------------------------------------ -------------------- ----------------- ----------------- ---------------------

Common Stock, par value $1.00 per share     20,000,000 shares     $51.50 (2)        $1,030,000,000       $   286,340


------------------------------------------ -------------------- ----------------- ----------------- ---------------------

Common Stock, par value $1.00 per share     2,465,295 shares(3)   $33.96 (4)        $   83,721,418       $   23,275


------------------------------------------ -------------------- ----------------- ----------------- ---------------------

Common Stock, par value $1.00 per share     650,000 shares(5)     51.50  (6)      $   33,475,000        $   9,306


------------------------------------------ -------------------- ----------------- ----------------- ---------------------

Preferred Stock Purchase Rights (7)         23,115,295 shares        N/A               N/A                 N/A

------------------------------------------ -------------------- ----------------- ----------------- ---------------------

Total Registration fee                                                                                  $  182,211(8)
------------------------------------------ -------------------- ----------------- ----------------- ---------------------

(1) Plus such additional number of shares as may be required in the event of a stock dividend, stock split, recapitalization or other similar event in accordance with Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act").

(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) of the Securities Act based upon the average of the high and low prices of the Registrant's common stock, par value $1.00 per share ("Common Stock"), as reported by the New York Stock Exchange on July 24, 1999.

(3) Represents the maximum number of shares of Common Stock issuable upon exercise of options and limited stock appreciation rights granted under the ASC 1997 Stock Option and Stock Award Plan, the ASC 1997A Stock Option and Stock Award Plan, the ASC Amended and Restated 1989 Stock Option and Stock Award Plan, the ASC Amended and Restated 1985 Stock Option and Stock Award Plan and the ASC 1997 Stock Plan for Non-Employee Directors outstanding immediately prior to the merger (the "Merger") described in the Agreement and Plan of Merger, dated as of August 2, 1998, by and among the Registrant, American Stores Company ("ASC") and Abacus Holdings, Inc. (the "Merger Agreement").

(4) Pursuant to Rule 457(h) of the Securities Act, the amounts are calculated based upon the weighted average exercise price at which the stock options and limited stock appreciation rights described in footnote 3 above may be exercised.

(5) Represents shares of Common Stock which may be issued pursuant to the American Stores Retirement Estates subsequent to the Merger. Pursuant to Rule 416(c) of the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered pursuant to the American Stores Retirement Estates defined contribution plan.

(6) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) of the Securities Act based upon the average of the high and low prices of Common Stock, as reported by the New York Stock Exchange on July 24, 1999.

(7) Associated with Common Stock are rights to purchase Series A Junior Participating Preferred Stock that will not be exercisable or evidenced separately from such Common Stock prior to the occurrence of certain events.

(8) Pursuant to Rule 429(b) of the Securities Act, such amounts represent an aggregate fee of $318,921 less $136,710 previously paid with respect to 15,776,142 shares of ASC common stock covered by the Registration Statement on Form S-4 (Registration No. 333-63019), to which this amendment relates.

                                   PART I

EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 on Form S-8 to Form S-4 relates to

     (a) 20,000,000 shares of common stock of Albertson's, Inc., par value $1.00 per share, and the associated preferred share purchase rights, together (the "Common Stock"), which may be issued under our 1995 Amended and Restated Stock-Based Incentive Plan (the "Albertson's Plan");

     (b) 2,465,295 shares of Common Stock which may be issued upon the exercise of options and/or limited stock appreciation rights granted under the American Stores Company 1997 Stock Option and Stock Award Plan, 1997A Stock Option and Stock Award Plan, 1997 Stock Plan for Non-Employee Directors, Amended and Restated 1989 Stock Option and Stock Award Plan and Amended and Restated 1985 Stock Option and Stock Award Plan (the "ASC Stock Plans");

     (c) 650,000 shares of Common Stock which may be issued pursuant to the American Stores Retirement Estates defined contribution plan ("ASRE") subsequent to the Merger as defined below; and

     (d) an indeterminate amount of interests to be offered pursuant to the ASRE.

     Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated August 2, 1998 by and between Albertson's, Inc., American Stores Company ("ASC"), and Abacus Holdings, Inc. ("Sub"), the following events, among others, occurred:

     (a) ASC was acquired by, and became a wholly-owned subsidiary of, Albertson's, Inc. through the merger of Sub with and into ASC (the "Merger");

     (b) outstanding options and limited stock appreciation rights to purchase shares of ASC common stock granted under the ASC Stock Plans were converted into options and limited stock appreciation rights to purchase shares of Common Stock; and

     (c) shares of Common Stock, in lieu of ASC common stock, became issuable pursuant to the ASRE.

     The documents containing information specified by Part I of this Registration Statement have been or will be sent or given to participants in the Albertson's Plan, holders of options granted under the ASC Stock Plans and participants in the ASRE, as specified in Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act. Such document(s) are not required to be filed with the SEC but constitute (along with the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

     References to the "Company" shall mean Albertson's, Inc., a Delaware corporation.


                                  PART II
             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     Item 3. Incorporation of Documents by Reference

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, NY and Chicago, IL. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from the SEC's web site at http://www.sec.gov. Reports, proxy and information statements and other information concerning us can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, NY 10005.

     The SEC allows us to "incorporate by reference" information into this Registration Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Registration Statement, and later information that we file with the SEC will automatically update this Registration Statement. We incorporate by reference the following documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offering:

     (a) The description of the Common Stock included in our Registration Statement on Form 8-A, filed with the SEC on January 29, 1976, and all amendments or reports filed for the purpose of updating such description;

     (b) Our Quarterly Report on Form 10-Q, filed with the SEC on June 3, 1999, for the 13 week period ending April 29, 1999;

     (c) Our Annual Report on Form 10-K, filed with the SEC on April 8, 1999 for the fiscal year ended January 28, 1999;

     (d) The Annual Report on Form 11-K for the ASRE, filed by ASC with the SEC on June 25, 1999;

     (e) Our Current Report on Form 8-K filed with the SEC on January 11, 1999 filing the Joint Proxy Statement and Prospectus, dated October 9, 1998;

     (f)  Our  Current  Report on Form 8-K  filed  with the SEC on April 6,
          1999; and

     (g) The description of the Preferences and Rights of Series A Junior Participating Preferred Stock included in our Registration Statement on Form 8-A dated March 4, 1997, as amended by Amendment No. 1 on Form 8-A dated August 6, 1998.


     Item 4. Description of Securities

     Not applicable.


     Item 5. Interests of Named Experts and Counsel

     The legality of the Common Stock covered by this Registration Statement has been passed on for the Company by Thomas R. Saldin, Esq., Executive Vice President and General Counsel for the Company. Mr. Saldin owns 26,813 shares of Common Stock and has an option under the Company's 1986 Nonqualified Stock Option Plan to purchase 4,000 shares of Common Stock for $16.5625 per share (the fair market value on the date of grant), an option under the Company's 1986 Nonqualified Stock Option Plan to purchase 16,000 shares of Common Stock for $24.3125 per share (the fair market value on the date of grant), an option under the Company's 1986 Nonqualified Stock Option Plan to purchase 15,000 shares for $25.125 per share (the fair market value on the date of the grant), and three options under the Company's 1995 Stock-Based Incentive Plan to purchase a total of 75,000 shares of Common Stock, at exercise prices (the fair market value on the date of grant) per share of $31.875 (25,000 options), $35.00 (25,000 options) and $45.6875 (25,000 options). All of these Options became exercisable upon completion of the American Stores acquisition. Mr. Saldin has been granted an option to purchase $4,000,000 worth of Common Stock with the number of shares and the option price to be determined based upon the closing price of the Common Stock on the New York Stock Exchange on June 24, 1999 (the fair market value on the date of grant).


     Item 6. Indemnification of Directors and Officers

     Section 145 of the Delaware General Corporate Law (the "DGCL") provides that a corporation may indemnify officers, directors, employees and agents against expenses, judgments and other amounts paid if such person acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and for any criminal action, which they had no reason to believe was unlawful. Upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate the DGCL provides that a corporation may advance expenses of defense and must reimburse a successful officer or director defendant for expenses paid, including attorney's fees, and permits a corporation to purchase liability insurance for its directors and officers. The DGCL provides that an individual may not be indemnified for any claim or matter where a court has determined that the individual is liable to the corporation, unless the court determines otherwise.

     Our Restated Certificate of Incorporation and Bylaws provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was serving as our director, officer, employee or agent, or is or was serving at our request as a director, officer, employee or agent of another corporation or other enterprise, including service with respect to an employee benefit plan, will be indemnified by us to the extent permitted by the DGCL. The indemnification rights in our Restated Certificate are not exclusive of any other indemnification that may be given under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. We are authorized to purchase insurance on behalf of our directors, officers, employees and agents.

     Pursuant to our merger agreement with ASC, following our acquisition of ASC, we will indemnify and hold harmless each present and former director and officer of ASC or any of its subsidiaries, when acting in such capacity, against all expenses, including attorney's fees, judgments and other amounts paid for any action, suit, proceeding or investigation whether civil, criminal, administrative or investigative for acts or omissions, existing on or prior to our acquisition of ASC to the extent permitted by the DGCL. Additionally, our merger agreement with ASC requires us to purchase and maintain insurance covering present and former officers, directors, employees, trustees and agents of ASC for at least six years following our acquisition of ASC, subject to certain limitations.

     This  summary  is  subject  to  the  DGCL,   the  Company's   Restated
Certificate of Incorporation, By-laws and agreements referred to above.


     Item 7. Exemption from Registration Claimed

     Not applicable.


     Item 8. Exhibits

     The American Stores Retirement Estates is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, and the plan has been, and any future amendment thereto will be, submitted to the Internal Revenue Service in a timely manner and all changes required by the IRS in order to qualify the plan will be made.

EXHIBIT NO.             DESCRIPTION OF EXHIBIT
-----------             ----------------------

4.1 Restated Certificate of Incorporation of the Company (as amended) previously filed as Exhibit
                        3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1998, and incorporated herein by reference

4.2                     By-Laws of the Company  previously filed as Exhibit
                        3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 1999, and incorporated herein by reference

4.3 Stockholder Rights Plan Agreement previously filed as Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the SEC on March 4, 1997, and incorporated herein by reference

4.4 Amendment No. 1 to Stockholder Rights Plan Agreement, dated August 2, 1998, previously filed as Exhibit 1 of Amendment to the Company's Registration Statement on Form 8-A filed with the SEC on August 6, 1998, and incorporated herein by reference

4.5 Amendment No. 2 to Stockholders Rights Plan Agreement, dated March 16, 1999, previously filed as Exhibit 1 of Amendment to the Company's Registration Statement on Form 8-A filed with the SEC on March 25, 1999, and incorporated herein by reference

4.6 Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, previously filed as Exhibit 3.1.1 to the Company's Annual Report on Form 10-K for the year ended January 30, 1998, and incorporated herein by reference

4.7 Amendment to Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, previously filed as
                        Exhibit 3.1.2 to the Company's Annual Report on Form 10-K for the year ended January 28, 1999, and incorporated herein by reference

4.8 Agreement and Plan of Merger, dated as of August 2, 1998, by and between the Company, ASC and Abacus Holdings, Inc. previously filed as Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 1998, and incorporated herein by reference

4.9 Albertson's, Inc. Amended and Restated 1995 Stock-Based Incentive Plan previously filed as
                        Exhibit 10.26 to the Company's Quarterly Report on Form 10-Q for the quarter ended October 29, 1998, and incorporated herein by reference

4.10 American Stores Company 1997 Stock Option and Stock Award Plan previously filed as Exhibit B to the American Stores Company 1997 Annual Proxy Statement filed with the SEC on May 2, 1997, and incorporated herein by reference

4.11 Amendment to the American Stores Company 1997 Stock Option and Stock Award Plan, dated October 8, 1998, previously filed as Exhibit 10.1 to the American Stores Company Quarterly Report on Form 10-Q filed on December 11, 1998, and incorporated herein by reference

4.12*                   American  Stores  Company  1997A  Stock  Option and
                        Stock Award Plan

4.13 American Stores Company 1997 Stock Plan for Non-Employee Directors previously filed as Exhibit C to the American Stores Company 1997 Annual Proxy Statement filed with the SEC on May 2, 1997, and incorporated herein by reference

4.14* Amended and Restated American Stores Company 1989 Stock Option and Stock Award Plan

4.15* Amended and Restated American Stores Company 1985 Stock Option and Stock Award Plan

4.16*                   American    Stores    Retirement    Estates   (1994
                        Restatement)

4.17*                   First Amendment to the American  Stores  Retirement
                        Estates

4.18*                   Second Amendment to the American Stores  Retirement
                        Estates

4.19*                   Third Amendment to the American  Stores  Retirement
                        Estates

4.20*                   Fourth Amendment to the American Stores  Retirement
                        Estates

4.21*                   Fifth Amendment to the American  Stores  Retirement
                        Estates

4.22*                   Sixth Amendment to the American  Stores  Retirement
                        Estates

4.23*                   Seventh Amendment to the American Stores Retirement
                        Estates

4.24*                   Eighth Amendment to the American Stores  Retirement
                        Estates

4.25*                   Ninth Amendment to the American  Stores  Retirement
                        Estates

5.1*                    Opinion of Thomas R. Saldin, Esq.

23.1                    Consent  of Thomas R.  Saldin,  Esq.  (included  in
                        Exhibit 5.1)

23.2*                   Consent  of  Deloitte  &  Touche  LLP,  Independent
                        Auditors

23.3*                   Consent  of Ernst & Young LLP,  Independent  Auditors

24.1                    Power of Attorney (included on signature page)

------------------------
*    filed herewith

     Item 9. Undertakings

     The Company hereby undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (d) That, for the purpose of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to
     Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described in Item 6 of this Registration Statement, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boise, State of Idaho, on June 23, 1999.


                                       Albertson's, Inc.



                                 /s/ Gary G. Michael
                                 ------------------------------------------
                                 By: Gary G. Michael
                                 Chairman of the Board and Chief
                                 Executive Officer


                             POWER OF ATTORNEY

     KNOW BY ALL PERSONS BY THESE PRESENTS:

     That the undersigned officers and directors of Albertson's, Inc., a Delaware corporation, do hereby constitute and appoint each of Gary G. Michael, Thomas R. Saldin, Esq. and A. Craig Olson, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act and any rules or regulations or requirements of the SEC in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                                Date
---------                   -----                                ----

                            Chairman of the Board and
                            Chief Executive Officer
  /s/ Gary G. Michael       and Director                    June 23, 1999
-------------------------
      Gary G. Michael


                            Executive Vice President
  /s/ A. Craig Olson        and Chief Financial Officer     June 23, 1999
-------------------------
      A. Craig Olson


                            President and Chief
                            Operating Officer and
/s/ Michael F. Reuling      Director                        June 23, 1999
-------------------------
    Michael F. Reuling


                            Senior Vice President and
/s/ Richard J. Navarro      Controller                      June 23, 1999
-------------------------
    Richard J. Navarro


 /s/ A. Gary Ames           Director                        June 23, 1999
-------------------------
       A. Gary Ames


  /s/ Cecil D. Andrus       Director                        June 23, 1999
-------------------------
      Cecil D. Andrus


 /s/ Pamela G. Bailey       Director                        June 23, 1999
-------------------------
     Pamela G. Bailey


    /s/ Teresa Beck         Director                        June 23, 1999
-------------------------
        Teresa Beck


  /s/ Henry I. Bryant       Director                        June 23, 1999
-------------------------
      Henry I. Bryant


  /s/ John B. Carley        Director                        June 23, 1999
-------------------------
      John B. Carley


  /s/ Paul I. Corddry       Director                        June 23, 1999
-------------------------
      Paul I. Corddry


   /s/ John B. Fery         Director                        June 23, 1999
-------------------------
       John B. Fery


/s/ Fernando R. Gumucio     Director                        June 23, 1999
-------------------------
    Fernando R. Gumucio


                            Director
-------------------------
     Clark A. Johnson


  /s/ Charles D. Lein       Director                        June 23, 1999
-------------------------
      Charles D. Lein


                            Vice Chairman of the Board
  /s/ Victor L. Lund        and Director                    June 23, 1999
-------------------------
      Victor L. Lund


  /s/ Beatriz Rivera        Director                        June 23, 1999
-------------------------
      Beatriz Rivera


    /s/ J.B. Scott          Director                        June 23, 1999
-------------------------
        J.B. Scott


                            Director
-------------------------
      Arthur K. Smith


/s/ Thomas L. Stevens, Jr.  Director                        June 23, 1999
-------------------------
  Thomas L. Stevens, Jr.


  /s/ Will M. Storey        Director                        June 23, 1999
-------------------------
      Will M. Storey


  /s/ Steven D. Symms       Director                        June 23, 1999
-------------------------
      Steven D. Symms


 /s/ Thomas J. Wilford      Director                        June 23, 1999
-------------------------
     Thomas J. Wilford

     Pursuant to the requirements of the Securities Act of 1933, the administrator of the American Stores Retirement Estates has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boise, State of Idaho, on June 24, 1999.

                                        American Stores Retirement Estates

                                        By:  American Stores Company



                                        /s/ Thomas R. Saldin
                                        ----------------------------------
                                        By:  Thomas R. Saldin
                                        Senior Vice President

                             Index to Exhibits



EXHIBIT NO.             DESCRIPTION OF EXHIBIT
-----------             ----------------------

4.1 Restated Certificate of Incorporation of the Company (as amended) previously filed as Exhibit
                        3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1998, and incorporated herein by reference

4.2                     By-Laws of the Company  previously filed as Exhibit
                        3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 1999, and incorporated herein by reference

4.3 Stockholder Rights Plan Agreement previously filed as Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the SEC on March 4, 1997, and incorporated herein by reference

4.4 Amendment No. 1 to Stockholder Rights Plan Agreement, dated August 2, 1998, previously filed as Exhibit 1 of Amendment to the Company's Registration Statement on Form 8-A filed with the SEC on August 6, 1998, and incorporated herein by reference

4.5 Amendment No. 2 to Stockholders Rights Plan Agreement, dated March 16, 1999, previously filed as Exhibit 1 of Amendment to the Company's Registration Statement on Form 8-A filed with the SEC on March 25, 1999, and incorporated herein by reference

4.6 Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, previously filed as Exhibit 3.1.1 to the Company's Annual Report on Form 10-K for the year ended January 30, 1998, and incorporated herein by reference

4.7 Amendment to Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, previously filed as
                        Exhibit 3.1.2 to the Company's Annual Report on Form 10-K for the year ended January 28, 1999, and incorporated herein by reference

4.8 Agreement and Plan of Merger, dated as of August 2, 1998, by and between the Company, ASC and Abacus Holdings, Inc. previously filed as Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 1998, and incorporated herein by reference

4.9 Albertson's, Inc. Amended and Restated 1995 Stock-Based Incentive Plan previously filed as
                        Exhibit 10.26 to the Company's Quarterly Report on Form 10-Q for the quarter ended October 29, 1998, and incorporated herein by reference

4.10 American Stores Company 1997 Stock Option and Stock Award Plan previously filed as Exhibit B to the American Stores Company 1997 Annual Proxy Statement filed with the SEC on May 2, 1997, and incorporated herein by reference

4.11 Amendment to the American Stores Company 1997 Stock Option and Stock Award Plan, dated October 8, 1998, previously filed as Exhibit 10.1 to the American Stores Company Quarterly Report on Form 10-Q filed on December 11, 1998, and incorporated herein by reference

4.12*                   American  Stores  Company  1997A  Stock  Option and
                        Stock Award Plan

4.13 American Stores Company 1997 Stock Plan for Non-Employee Directors previously filed as Exhibit C to the American Stores Company 1997 Annual Proxy Statement filed with the SEC on May 2, 1997, and incorporated herein by reference

4.14* Amended and Restated American Stores Company 1989 Stock Option and Stock Award Plan

4.15* Amended and Restated American Stores Company 1985 Stock Option and Stock Award Plan

4.16*                   American    Stores    Retirement    Estates   (1994
                        Restatement)

4.17*                   First Amendment to the American  Stores  Retirement
                        Estates

4.18*                   Second Amendment to the American Stores  Retirement
                        Estates

4.19*                   Third Amendment to the American  Stores  Retirement
                        Estates

4.20*                   Fourth Amendment to the American Stores  Retirement
                        Estates

4.21*                   Fifth Amendment to the American  Stores  Retirement
                        Estates

4.22*                   Sixth Amendment to the American  Stores  Retirement
                        Estates

4.23*                   Seventh Amendment to the American Stores Retirement
                        Estates

4.24*                   Eighth Amendment to the American Stores  Retirement
                        Estates

4.25*                   Ninth Amendment to the American  Stores  Retirement
                        Estates

5.1*                    Opinion of Thomas R. Saldin, Esq.

23.1                    Consent  of Thomas R.  Saldin,  Esq.  (included  in
                        Exhibit 5.1)

23.2*                   Consent  of  Deloitte  &  Touche  LLP,  Independent
                        Auditors

23.3*                   Consent  of Ernst & Young LLP,  Independent  Auditors

24.1                    Power of Attorney (included on signature page)

-----------------------------
*    filed herewith